UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2011

Cardtronics, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832-308-4000)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 25, 2011, Cardtronics, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that it had completed the acquisition of all of the outstanding securities of EDC ATM Subsidiary, LLC and Efmark Deployment I, Inc. (collectively, “EDC”) from EDC Holding Company, LLC. This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of EDC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) Attached hereto as Exhibit 99.1 are the following audited combined financial statements of EDC:

•         Report of Independent Certified Public Accountants of Grant Thornton LLP

•         Combined Balance Sheet as of December 31, 2010

•         Combined Statement of Operations for the year ended December 31, 2010

•         Combined Statement of Changes in Equity for the year ended December 31, 2010

•         Combined Statement of Cash Flows for the year ended December 31, 2010

•         Notes to Combined Financial Statements

(ii) Attached hereto as Exhibit 99.2 are the following unaudited combined financial statements of EDC:

•         Unaudited Combined Balance Sheet as of June 30, 2011

•         Combined Statements of Operations (unaudited) for the six months ended June 30, 2011 and 2010

•         Combined Statements of Cash Flows (unaudited) for the six months ended June 30, 2011 and 2010

•         Notes to Unaudited Combined Financial Statements

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 are the following unaudited pro forma condensed consolidated financial statements of Cardtronics, Inc. and EDC:

•         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011

•         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2011

•         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010

•         Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Audited combined financial statements of Efmark Deployment I, Inc. d/b/a EDC and EDC ATM Subsidiary, LLC as of and for the year ended December 31, 2010
99.2	Unaudited combined financial statements of Efmark Deployment I, Inc. d/b/a EDC and EDC ATM Subsidiary, LLC as of and for the six months ended June 30, 2011 and 2010
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics, Inc.

Date:  October 3, 2011                                                             By:  /s/   j. chris brewster

Name:  J. Chris Brewster

Title:  Chief Financial Officer